Organization and nature of operations	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and nature of operations

1. Organization and nature of operations

The Company was incorporated in the British Virgin Islands (BVI) on May 18, 2021. On August 17, 2021, the Company completed a redomicile merger with its predecessor company, Moxian, Inc. wherein it acquired all the assets, liabilities, rights, obligations and operations of the latter and its subsidiaries, through an exchange of an identical number of shares.

On December 28, 2021 in a Special Meeting of shareholders, the Company approved the issue of up to 1.33 million new ordinary shares of the Company, at a price of $37.50 per share to certain non-US based accredited investors. On February 11, 2022 the Company completed this private placement and issued 1.07 million new shares, raising $40 million, which it has used in bitcoin mining operations.

The Company operates in the United States through its wholly-owned subsidiary, Abit USA Inc which has a mining facility in the town of Duff, Tennessee.

The accompanying consolidated financial statements reflect the activities of the Company and each of the following entities:

Name of entity	Background	Ownership
Abit Hong Kong Limited	Investment Holding	100% owned by Abits Group Inc
Abit USA, Inc.	Bitcoin Mining	100% owned by Abit Hong Kong Limited
Beijing Bitmatrix Technology Co. Ltd	In-house Support Services	100% owned by Abit Hong Kong Limited
Abits Inc	Bitcoin Mining	100% owned by Abit Hong Kong Limited